Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure
COMMITMENTS AND CONTINGENCIES
Tax Matters
We are subject to extensive tax liabilities imposed by multiple jurisdictions, including income taxes, indirect taxes (excise/duty, sales/use and gross receipts taxes), payroll taxes, franchise taxes, withholding taxes and ad valorem taxes. New tax laws and regulations and changes in existing tax laws and regulations are continuously being enacted or proposed that could result in increased expenditures for tax liabilities in the future. Many of these liabilities are subject to periodic audits by the respective taxing authority. Subsequent changes to our tax liabilities as a result of these audits may subject us to interest and penalties.
Litigation Matters
We are party to claims and legal proceedings arising in the ordinary course of business. We have not recorded a loss contingency liability with respect to some of these matters because we have determined that it is remote that a loss has been incurred. For other matters, we have recorded a loss contingency liability where we have determined that it is probable that a loss has been incurred and that the loss is reasonably estimable. These loss contingency liabilities are not material to our financial position. We re-evaluate and update our loss contingency liabilities as matters progress over time, and we believe that any possible loss in excess of amounts already recorded will not be material to our results of operations, financial position or liquidity.
There have been no significant changes to the litigation matters discussed in Note 9 of our combined financial statements for the year ended December 31, 2012, which are included in the Form 10.

COMMITMENTS AND CONTINGENCIES
Leases
We have long-term operating lease commitments for land for retail sites, office facilities, retail site buildings and related equipment that generally contain renewal options for periods ranging from five to ten years. In addition to minimum rental payments, certain leases require additional contingent payments based on motor fuel volume sold. We also have capital lease commitments for certain retail sites as described in Note 6. In most cases, we expect that in the normal course of business, our leases will be renewed or replaced by other leases.
As of December 31, 2012, our future minimum lease payments for (i) operating leases having initial or remaining noncancelable lease terms in excess of one year and (ii) capital leases were as follows (in millions):

	Operating Leases	Capital Leases
2013	$23	$2
2014	18	1
2015	15	1
2016	12	1
2017	9	—
Thereafter	26	3
Total minimum rental payments	$103	8
Less amount representing interest		(3)
Net minimum rental payments		$5

Rental expense was as follows (in millions):

	Year Ended December 31,
	2012	2011	2010
Minimum rental expense	$25	$25	$25
Contingent rental expense	23	23	23
Total rental expense	$48	$48	$48

Litigation Matters
We are party to claims and legal proceedings arising in the ordinary course of business. We have not recorded a loss contingency liability with respect to some of these matters because we have determined that it is remote that a loss has been incurred. For other matters, we have recorded a loss contingency liability where we have determined that it is probable that a loss has been incurred and that the loss is reasonably estimable. These loss contingency liabilities are not material to our financial position. We re-evaluate and update our loss contingency liabilities as matters progress over time, and we believe that any possible loss in excess of amounts already recorded will not be material to our results of operations, financial position or liquidity, except for the litigation matters discussed below.
MTBE Litigation
As of December 2012, we were named in four cases alleging liability related to methyl-tertiary butyl ether (“MTBE”) contamination in groundwater.  The plaintiffs are generally water providers, governmental authorities and private water companies alleging that refiners, marketers or retailers of MTBE and gasoline containing MTBE are liable for manufacturing or distributing a defective product. Three of the cases are pending in federal court and are consolidated for pre-trial proceedings in the U.S. District Court for the Southern District of New York (Multi-District Litigation Docket No. 1358, In re: Methyl-Tertiary Butyl Ether Products Liability Litigation). One case is pending in state court.
We have recorded a loss contingency liability with respect to our MTBE litigation portfolio; however, we believe it is reasonably possible that we may suffer a loss in excess of the amount recorded that could have a material adverse effect on our results of operations, financial position or liquidity. An estimate of the possible loss or range of loss in excess of the amount accrued due to an adverse result in all or substantially all of these cases cannot reasonably be made because of a number of factors, including uncertainties regarding the scope of the contamination, an incomplete discovery process with respect to our contribution to the contamination (if any) and the inherent uncertainty of litigation. It should be noted, however, that Valero will fully indemnify us for these matters in connection with the separation and the distribution, which is discussed in Note 1.
Temperature Adjusted Fuel Complaints
On December 13, 2006, a class action complaint was filed against Valero, Shell Oil Products Company LLC, ConocoPhillips, Chevron USA, Inc., Tesoro Refining and Marketing Company, Wal-Mart Stores, Inc., Costco Wholesale Corporation, The Kroger Company and a few other retailers in San Francisco federal court. The complaint accused the defendants of violating state consumer protection laws by failing to adjust the volume or price of fuel when the fuel temperature exceeded 60 degrees Fahrenheit. Following this filing, numerous other federal complaints were filed and consolidated in the U.S. District Court for the District of Kansas (Multi-District Litigation Docket No. 1840, In re: Motor Fuel Temperature Sales Practices Litigation). In mid-April 2012, Valero and certain of the other defendants reached a preliminary class settlement with the plaintiffs. On September 28, 2012, the court initially denied approval of this settlement concluding that the settling parties had failed to show how the settlement sufficiently benefited the class members. The settling parties, including Valero, agreed with the court and supplemented the record to demonstrate how the settlement will benefit the class. On December 10, 2012, the court approved the settlement. We had recorded an immaterial loss contingency liability with respect to this matter consistent with our liability under the settlement; therefore, we have no additional exposure due to the court’s approval of the settlement.
Because a portion of Valero’s alleged liability in the class action allegedly arises out of our retail operations, we have agreed to indemnify Valero for 50% of the monetary portion of the settlement (or otherwise 50% of any monetary payment that Valero ultimately may be obligated to pay in final resolution of the class action). We have also agreed to certain actions required under the settlement agreement on a prospective basis, including the posting of fuel temperatures at our U.S. retail sites. The settlement agreement includes a full release from liability for Valero and its affiliates, including us.
Canadian Price Fixing Claims
Ultramar Ltd., Valero’s principal Canadian subsidiary (“Ultramar”), was named as a defendant in four class actions alleging that Ultramar and other competitors engaged in illegal price fixing in four distinct markets in the province of Québec. The cases were filed in June 2008 following a guilty plea by Ultramar and an employee and charges laid against several alleged co-conspirators. As a result, four class actions were filed on the same day in the matters of (i) Simon Jacques vs Ultramar et al in the Superior Court of Québec, District of Québec City, (ii) Daniel Thouin/ Marcel Lafontaine vs Ultramar et al, Superior Court of Québec, District of Montreal, (iii) Michael Jeanson et al vs Ultramar et al, Superior Court of Québec, District of Hull and (iv) Thibeau vs Ultramar et al, Superior Court of Québec, District of Montreal. As required pursuant to the civil procedure rules in effect, the first filed claim is given priority, and the others are suspended pending final judgment on the first filed claim. The guilty plea followed an extensive government investigation and was confined to a limited time period and limited geographic area around Thetford Mines and Victoriaville in Québec.  The plaintiffs attempted to widen the scope, alleging the existence of a conspiracy extending between 2002 and 2008 throughout Québec.  The court allowed a time range of 2002 to 2006 but did not expand the geographic area beyond the four limited markets identified by the investigation.  A hearing on class suitability took place in September 2009, and in November 2009, the court authorized the action to proceed on a class basis for the limited geographic area discussed above.  A statement of claim was filed but the proceedings were suspended until May 5, 2011.  The suspension was a result, in part, of damage proof issues for plaintiffs that developed pre-discovery.  The court required the plaintiffs to file a report on damages on May 5, 2011. Ultramar intends to vigorously contest the scope of alleged liability and damages.
On June 10, 2011, Ultramar was served with a “new” amended motion to institute a class action in the matter of Daniel Thouin/Marcel Lafontaine v. Ultramar Ltd., et al., Superior Court of Québec, District of Québec. This matter had previously been put in abeyance to allow the first filed claim discussed above to proceed. The plaintiff changed the venue and the geographical scope of its recourse alleging that defendants colluded in other regions of Québec. By issuing this motion, the attorney for the plaintiff (the same as for the other price fixing matter) is trying to extend its claim outside the limited territory authorized by the court in the Jacques matter.  On September 6, 2012, the Superior Court of Québec granted the plaintiff’s motion to extend the scope of the territory to be covered by the action.
Ultramar’s alleged liability in these claims arises entirely out of our retail operations in Canada. As a result, we expect that we will agree to indemnify and hold harmless Valero fully from any liability associated with these claims pursuant to the Separation and Distribution Agreement.
During the fourth quarter of 2012, we concluded a loss was probable and reasonably estimable and as such, we recorded an immaterial loss contingency liability. Due to the inherent uncertainty of litigation, we believe it is reasonably possible that we may suffer a loss in excess of the amount recorded that could have a material adverse effect on our results of operations, financial position or liquidity with respect to one or more of the lawsuits. An estimate of the possible loss or range of loss from an adverse result in all or substantially all of these cases cannot be reasonably made due to a number of factors, the most significant of which is that no amount of damages has been specified by the plaintiffs.
Environmental Matters
We are subject to extensive federal, state, provincial and local environmental laws and regulations, including those relating to USTs, the release or discharge of materials into the air, water and soil, waste management, pollution prevention measures, the generation, storage, handling, use, transportation and disposal of hazardous materials, the exposure of persons to hazardous materials, greenhouse gas emissions and characteristics, composition, storage and sale of motor fuel, and the health and safety of our employees.
We are required to make financial expenditures to comply with regulations governing USTs adopted by federal, state, provincial and local regulatory agencies. Pursuant to the Resource Conservation and Recovery Act of 1976, as amended, the U.S. Environmental Protection Agency has established a comprehensive regulatory program for the detection, prevention, investigation and cleanup of leaking USTs. State or local agencies are often delegated the responsibility for implementing the federal program or developing and implementing equivalent state or local regulations. We have a comprehensive program in place for performing routine tank testing and other compliance activities which are intended to promptly detect and investigate any potential releases. In addition, the U.S. Federal Clean Air Act and similar state laws impose requirements on emissions to the air from motor fueling activities in certain areas of the country, including those that do not meet state or national ambient air quality standards. These laws may require the installation of vapor recovery systems to control emissions of volatile organic compounds to the air during the motor fueling process. We believe we are in compliance in all material respects with applicable environmental requirements, including those applicable to our underground storage tanks.
We are in the process of investigating and remediating contamination at a number of our sites as a result of recent or historic releases of motor fuel. In 2013, we expect to spend about $2 million on remediation projects and do not expect to exceed this amount in 2014 or 2015. In addition, we make routine applications to state trust funds for the sharing, recovering and reimbursement of certain cleanup costs and liabilities as a result of releases of motor fuel from storage systems.
Because environmental laws and regulations are becoming more complex and stringent and new environmental laws and regulations are continuously being enacted or proposed, the level of future expenditures required for environmental matters could increase. In addition, any major upgrades in any of our operating facilities could require material additional expenditures to comply with environmental laws and regulations.
Environmental exposures are difficult to assess and estimate for numerous reasons including the complexity and differing interpretations of governmental regulations, the lack of reliable data, the number of potentially responsible parties and their financial capabilities, the multiplicity of possible solutions and the duration of remedial and monitoring activity required. Accruals for environmental liabilities are recorded based on our best estimate using all information that is available at the time. Loss estimates are measured and liabilities are based on currently available facts, existing technology and presently enacted laws and regulations, taking into consideration the likely effects of inflation and other societal and economic factors. Also considered when measuring environmental liabilities are our prior experience in remediation of contaminated sites, other companies’ cleanup experience and data released by the relevant authority.
Legislative and regulatory initiatives regarding climate change and greenhouse gas emissions have accelerated recently in the U.S. and Canada. Greenhouse gases are certain gases, including carbon dioxide, that may be contributing to global warming and other climatic changes. If governmental climate change or greenhouse gas reduction initiatives are enacted, they could have a material adverse impact on our business, financial condition and results of operations by increasing our regulatory compliance expenses, increasing our motor fuel costs and/or decreasing customer demand for motor fuel sold at our locations. For example, the California Global Warming Solutions Act, also known as AB 32, directs the California Air Resources Board (“CARB”) to develop and issue regulations to reduce greenhouse gas emissions in California to 1990 levels by 2020. CARB has issued a variety of regulations aimed at reaching this goal, including a Low Carbon Fuel Standard, a statewide cap-and-trade program and electricity renewable standards. CARB is also intending to require the establishment of Clean Fuels Outlets for alternative fuel vehicles. In addition, the Canadian province of Québec enacted a regulation creating a cap-and-trade system that will apply to us starting on January 1, 2015. To the degree these programs or greenhouse gas regulations increase cost that we are unable to recover or otherwise adversely impact consumer demand, these matters could have a material adverse effect on our financial position, results of operations and liquidity.
Self-Insurance Matters
We are partially self-insured for our general liability insurance. We maintain insurance coverage at levels that are customary and consistent with industry standards for companies of similar size. We are a nonsubscriber under the Texas Workers’ Compensation Act and maintain an employee injury plan in compliance with the Employee Retirement Income Security Act of 1974 in the U.S., which is self-insured. For our U.S. operations outside of Texas, we maintain statutory workers’ compensation insurance, which is partially self-insured. In Canada, we are a subscriber under the public system workers’ compensation of the provinces where we operate. As of December 31, 2012, there are a number of outstanding claims that are of a routine nature. The estimated incurred but unpaid liabilities relating to these claims are included in other accrued expenses. Additionally, there are open claims under previous policies that have not been resolved as of December 31, 2012. While the ultimate outcome of these claims cannot presently be determined, management believes that the accrued liability of $17 million will be sufficient to cover the related liability and that the ultimate disposition of these claims will have no material effect on our financial position and results of operations. Valero will fully indemnify us for these and similar matters that may be incurred up to the date of the separation and the distribution, which is discussed in Note 1.
We were insured under Valero’s insurance policies for occurrences prior to the completion of the distribution. The specifications and insured limits under those policies, however, were at a level consistent with Valero as a whole. As a result, we were effectively self-insured and were exposed to most losses relating to occurrences prior to the completion of the distribution. We obtained comprehensive insurance coverage subsequent to the completion of the distribution, but we may incur losses that are not covered by insurance or reserves, in whole or in part, and such losses could adversely affect our financial position and results of operations.
Tax Matters
We are subject to extensive tax liabilities imposed by multiple jurisdictions, including income taxes, indirect taxes (excise/duty, sales/use and gross receipts taxes), payroll taxes, franchise taxes, withholding taxes and ad valorem taxes. New tax laws and regulations and changes in existing tax laws and regulations are continuously being enacted or proposed that could result in increased expenditures for tax liabilities in the future. Many of these liabilities are subject to periodic audits by the respective taxing authority. Subsequent changes to our tax liabilities as a result of these audits may subject us to interest and penalties.
Health Care Reform
In March 2010, a comprehensive health care reform package composed of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (“Health Care Reform”) was enacted into law in the U.S. Provisions of the Health Care Reform are expected to affect the future costs of the U.S. health care plans. We expect to receive more guidance on the Health Care Reform provisions, which are required in 2014 and will then be able to better evaluate the potential impact of the Health Care Reform on our financial position and results of operations; however, we currently estimate that our annual health care costs will increase by approximately $5 million in 2014.